     PANORAMA PREMIER
Supplement dated September 6, 2001
to the Prospectus dated May 1, 2001

The Panorama Premier variable annuity prospectus is amended as follows:

1. Delete the language under the subsection entitled “DCA Fixed Account” on page 21 of the prospectus and insert the following language in order to reflect the addition of a DCA Fixed Account with a DCA term of 6 months:

DCA Fixed Accounts. Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a) DCA Fixed Account with a DCA Term of 6 months; or
(b) DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon your death or the annuitant’s death. You may participate in one DCA Fixed Account at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated in a DCA Fixed Account. You cannot transfer current contract values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer allocation prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

2. Delete the language under the section entitled “Free Withdrawals” on page 29 of the prospectus and insert the following language in order to reflect a change in the calculation of the free withdrawal amount:

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

·	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or
·	10% of the total purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawals(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.